SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 21, 2006
Ford Credit Floorplan Master Owner Trust A
(Issuer of the notes)
Ford Motor Credit Company
(Exact name of Sponsor as specified in its charter)

Ford Credit Floorplan Corporation	Ford Credit Floorplan LLC

(Exact names of registrants as specified in their respective charters)

Delaware	Delaware
(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

333-132560	38-2973806	333-132560-01	38-3372243
(Commission File Number)	(I.R.S. Employer Identification No.)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ford Credit Floorplan Corporation c/o Ford Credit SPE Management Office c/o Ford Motor Company World Headquarters — Suite 322-E1 One America Road Dearborn, Michigan	48126	Ford Credit Floorplan LLC c/o Ford Credit SPE Management Office c/o Ford Motor Company World Headquarters — Suite 322-E1 One America Road Dearborn, Michigan	48126

(Address of Principal Executive Offices)	(Zip Code)	(Address of Principal Executive Offices)	(Zip Code)

(313) 594-3495	(313) 594-3495

(Registrant’s telephone number including area code)	(Registrant’s telephone number including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Description of the Securities and the Receivables
     The Registrants, each as a Depositor, plan to cause Ford Credit Floorplan Master Owner Trust A (the “Issuing Entity”), to issue $2,124,300,000 Series 2006-4 Floating Rate Asset Backed Notes, Class A and $125,700,000 Series 2006-4 Floating Rate Asset Backed Notes, Class B (collectively, the “Notes”) on June 28, 2006. The Notes will be registered under the Registration Statement filed by the Registrants with the Securities and Exchange Commission under the file numbers 333-132560 and 333-132560-01.
     The Notes, which evidence indebtedness of the Issuing Entity, the assets of which consist primarily of a revolving pool of receivables arising in connection with the purchase and financing by motor vehicle dealers of their new and used car and light truck inventory, will be sold to ABN AMRO Incorporated, Deutsche Bank Securities Inc., Lehman Brothers Inc., Bear, Stearns & Co. Inc., BNP Paribas Securities Corp., Calyon Securities (USA) Inc. and Greenwich Capital Markets, Inc. (the “Underwriters”), pursuant to an Underwriting Agreement, dated as of June 21, 2006 (the “Underwriting Agreement”), among the Registrants, ABN AMRO Incorporated, Deutsche Bank Securities Inc. and Lehman Brothers Inc., as representatives of the Underwriters (the “Representatives”) a copy of which is attached hereto as Exhibit 1.1. Simultaneously with the execution of the Underwriting Agreement, Ford Motor Credit Company and the Representatives executed an Indemnification Agreement in the form that is attached as Exhibit 1.2 to the Registration Statement. This Current Report on Form 8-K is being filed in connection with the execution of the Underwriting Agreement and the Indemnification Agreement to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.
Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:
     1.1 Underwriting Agreement, dated as of June 21, 2006, among the Registrants, ABN AMRO Incorporated, Deutsche Bank Securities Inc. and Lehman Brothers Inc., as representatives of the Underwriters.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrants have duly caused this Report to be signed on their respective behalfs by the undersigned hereunto duly authorized.

FORD CREDIT FLOORPLAN CORPORATION
By:	/s/ Joseph P. Topolski
	Name:	Joseph P. Topolski
	Title:	Assistant Secretary

FORD CREDIT FLOORPLAN LLC
By:	/s/ Joseph P. Topolski
	Name:	Joseph P. Topolski
	Title:	Assistant Secretary

Dated: June 27, 2006

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EXHIBIT INDEX

Exhibit No.	Description

1.1
Underwriting Agreement, dated as of June 21, 2006, among the Registrants, ABN AMRO Incorporated, Deutsche Bank Securities Inc. and Lehman Brothers Inc., as representatives of the Underwriters. Filed with this Report.

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